SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report – July 28, 2004

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 North Pointe Boulevard Lancaster, Pennsylvania	17601-4133

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (717) 581-6030

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
THE SLIDE PRESENTATION
RECENT AND PENDING ACQUISITIONS HANDOUT

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits:

99.1	The Slide Presentation (as described below)

99.2	Recent and Pending Acquisitions Handout (as described below)

ITEM 9. REGULATION FD DISCLOSURE.

On July 28, 2004, Sterling Financial Corporation conducted a presentation at Keefe, Bruyette & Woods 5th Annual Community Bank Investors Conference in New York, New York, to discuss the corporation’s financial results, and future financial and operational goals and expectations. The slide presentation reviewed by corporate officers at the meeting is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Additionally, summary information pertaining to Sterling’s recent and pending acquisitions was handed out to participants at the Conference. The information provided to participants is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

The Keefe, Bruyette & Woods presentation was part of a live webcast that can be accessed at www.kbs.com. An electronic version of the presentation materials is also available at www.sterlingfi.com (click on Investor Relations).

The information presented at the Conference may contain, among other things, certain forward-looking statements with respect to the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of the corporation, including, without limitation, (i) statements relating to certain of the corporation’s goals and expectations with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “would”, “should”, “believes”, expects”, “anticipates”, “estimates”, “intends”, “plans”, “targets” or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the corporation’s control). The following factors, among others, could cause the corporation’s financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the strength of the United States economy in general and the strength of the local economies in which the corporation conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the corporation’s loan portfolio and allowance for loan losses; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (3) inflation, interest rate, market and monetary fluctuations; (4) adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on the corporation’s capital markets and capital management activities, including, without limitation, equity and debt underwriting activities, investment and wealth management advisory businesses, and brokerage activities; (5) the timely development of competitive new products and services by the corporation and the acceptance of these products and services by new and existing customers; (6) the willingness of customers to accept third party products marketed by the corporation; (7) the willingness of customers to substitute competitors’ products and services for the corporation’s products and services and vice versa; (8) the impact of changes in financial services’ law and regulations (including laws concerning taxes, banking, securities and insurance); (9) technological changes; (10) changes in consumer spending and saving habits; (11) the effect of corporate restructuring, acquisitions and/or dispositions, including, without limitation, the actual restructuring and other charges related thereto and the failure to achieve the expected gains, revenue growth and/or expense savings from such corporate restructuring, acquisitions and/or dispositions; (12) the growth and profitability of the corporation’s noninterest or fee income being less than expected; (13) unanticipated regulatory or judicial proceedings; (14) the impact of changes in accounting policies by the Securities and Exchange Commission and Public Company Accounting Oversight Board; and (15) the success of the corporation at managing the risks involved in the foregoing.

The Slide Presentation and Recent and Pending Acquisitions Handout contain statements regarding historical and projected performance of Sterling Financial Corporation and The Pennsylvania State Banking Company on a stand-alone and on a pro-forma combined basis. These statements also constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the projections discussed in the handout since such projections involve significant risks and uncertainties. Factors that might cause such differences include, but are not limited to: (1) the timing of closing the proposed merger being delayed; (2) competitive pressures among financial institutions increasing significantly; (3) the cost and efforts required to integrate aspects of the operations of the companies being more difficult than expected; (4) expected cost savings from the proposed mergers not being fully realized or realized within the expected timeframes; and (5) legislation or regulatory changes which adversely affect the ability of the combined company to conduct its current or future operation.

Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by the corporation with the Securities and Exchange Commission.

The financial information in this disclosure on Form 8-K and in the attached Exhibits is based upon unaudited financial statements and is subject to year-end audit review and revision.

The corporation cautions that the foregoing list of factors is not exclusive. The corporation does not intend to update any forward-looking statement, whether written or oral, relating to the matters presented at the Keefe, Bruyette & Woods 5th Annual Community Bank Investors Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

Dated: July 28, 2004	/s/ J. Roger Moyer, Jr.
J. Roger Moyer, Jr. President and
Chief Executive Officer

Page 4 of 30 Sequentially Numbered Pages
Index to Exhibits Found on Page 5

EXHIBIT INDEX

Page Number in
Manually Signed
Exhibit		Original
99.1	The Slide Presentation	6-21

99.2	Recent and Pending Acquisitions Handout	22-30